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                                                                    EXHIBIT 23
                                                                    ----------

                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 2-85320, 33-31315, 33-61734, and 33-71839) of
American Precision Industries Inc. of our report dated February 17, 1997 appearing on page 16 of this Form 10-K.




         PRICE WATERHOUSE LLP


         Buffalo, New York
         March 25, 1997






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